                TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

VLT ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your trust.

ECONOMIC OVERVIEW

    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your trust, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN HIGH INCOME TRUST II
                           (NYSE TICKER SYMBOL--VLT)

 COMMON SHARE TOTAL RETURNS

One-year total return on market price(1)...................  (2.73%)
One-year total return based on NAV(2)......................    1.22%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)...................................................   11.13%

 SHARE VALUATIONS

Net asset value............................................   $ 7.59
Closing common stock price.................................   $8.625
One-year high common stock price (03/10/98)................  $10.500
One-year low common stock price (09/01/98).................   $6.875
Preferred share rate(4)....................................    5.10%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond. For corporate bonds, short-term bonds usually mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN HIGH INCOME TRUST II

We recently spoke with the management team of the Van Kampen High Income Trust II about the key events and economic forces that shaped the markets during the past year. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Ms. Bigelow assumed management responsibilities for the Trust on March 21, 1998. The following comments reflect their views on the Trust's performance during the year ended December 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE REPORTING PERIOD?

   A This year was a volatile environment for high-yield bonds. Early in the year, these securities were in favor as investors were willing to assume additional risk in exchange for higher yields. However, as the financial problems in Asia came to light, investors began to seek the relative safety of U.S. Treasury bonds. Despite this moderate level of instability, bond prices generally moved higher during the first six months of the year as interest rates declined.
    In the third quarter, high-yield bonds suffered price declines as consumer confidence plummeted in conjunction with disappointing corporate earnings. Concerns about the economy, questionable hedge fund activity, and a lack of action by the Fed led many institutional, foreign and individual investors to sell their high-yield bonds. In fact, a record $2.9 billion was diverted from high-yield bond funds in August.
    This lack of demand led to unusually high yields in the marketplace as investors demanded significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds widened to as much as 7.79 percent in mid-October. The high-yield market rebounded after the Fed's interest rate cuts in the fourth quarter, but the after-effects of such an unsettled environment remain.

   Q THESE SEEM LIKE EXTREME CONDITIONS. WAS THE MARKET UNDER AS MUCH PRESSURE AS PRICE LEVELS SEEMED TO INDICATE?

   A Absolutely not. The high-yield market was fundamentally sound during the period. One of the most difficult months in the high-yield market was June 1991, when more than 11.5 percent of high-yield bonds were in default.
Compare that to a trailing 12-month default rate of about 2.7 percent in August 1998. In addition, we were about to enter a recession during that tough market of the early 1990s, whereas we saw continued strong economic growth in 1998.

   Q WHAT FACTORS CONTRIBUTED TO THE HIGH-YIELD MARKET'S RECOVERY IN THE LAST FEW WEEKS OF THE YEAR?

   A The growth in consumer confidence was the most important factor. Investors saw that Asia's financial situation was improving, troubled hedge funds were bailed out, and the International Monetary Fund helped Brazil and other countries with their economic difficulties. The Fed's rate cuts also had a tremendous impact on consumer confidence because they reflected a change in sentiment by the Federal Reserve. Investors saw that the Fed was willing to respond to the international economic situation and provide the liquidity needed to keep the economy growing, in addition to its traditional role in fighting inflation.

   Q  HOW DID YOU MANAGE THE TRUST IN THIS ENVIRONMENT?

   A The Trust was positioned somewhat less aggressively, and was weighted heavily toward higher-quality bonds with shorter maturities. Both of these characteristics provided some stability during the turbulent market. We also emphasized higher-quality bonds in the telecommunications sector, which performed well during the period. Continued positive growth for telecommunications companies meant strong performance for many of our holdings in this sector. Telecommunications remained the Trust's largest sector, representing 14.6 percent of long-term investments at year-end.

   Q  DID YOU MAKE ANY MAJOR CHANGES TO THE TRUST?

   A When the Trust came under new management in March, we made several changes to its structure to take advantage of prevailing market conditions.
Traditionally, the Trust had maintained large cash reserves and also invested heavily in short-term debt. By using the cash reserves, as well as proceeds from bonds that were called, we purchased bonds with five- to eight-year maturities. This move enhanced total return potential because the longer-term bonds generally have higher yields and greater potential for price appreciation. It also allowed us to extend the duration of the Trust, which made it more sensitive to interest rate changes--and therefore better able to participate in the upside of the market as rates declined.
    In addition, we made a change that will help us to better manage the Trust when the supply of attractive securities is limited, such as the situation that occurred during the third quarter of 1998. The Board of Trustees approved a resolution allowing the Trust to hold up to 35 percent of its net assets in foreign securities, beginning April 1, 1999. The change allows us the opportunity to purchase foreign securities to enhance the Trust's income and structure. However, we do not anticipate making significant changes to the portfolio immediately after the resolution takes effect. Keep in mind, though, that investing in foreign securities presents certain risks that aren't normally associated with investing in securities of U.S. issuers. For more information about these risks, see the Important Trust Update on page 9.

   Q  HOW DID THE TRUST PERFORM DURING THE YEAR?

   A For the 12-month period ended December 31, 1998, the Trust generated a -2.73 percent(1) total return based on market price. This reflects a decrease in market price per common share from $9.8125 on December 31,
1997, to $8.625 on December 31, 1998, plus reinvestment of dividends. The monthly dividend of $0.08 per share translates to a distribution rate of 11.13 percent based on the closing common stock price on December 31, 1998. (Editor's
Note: Effective with the January 1999 distribution, the Trust's monthly dividend has been reduced to $0.0765 per share.) The chart on page 3 provides additional performance information.

   Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

   A We believe the slower-growth economic environment will continue, and that we'll see a lot of money coming into the stock and bond markets in January as people invest year-end bonuses. The Trust should benefit from this
"January effect," as demand for higher-yielding investments grows in the first few months of the year. The first quarter has traditionally been a strong one for high-yield bonds, and we anticipate that this trend will continue.
    With this in mind, we are positioning the Trust more aggressively for the first few months of the year to take advantage of the potential for a strong high-yield market. We will also keep a close eye on the dividend because the lower interest rate environment may put pressure on the Trust's income stream.

[SIG]
Ellis S. Bigelow

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

--------------------------------------------------------------------------------
  IMPORTANT TRUST UPDATE
  As you may have read on page 7 of the Portfolio Management Review, the Board of Trustees approved a resolution that will allow the Trust to invest in foreign securities. This change will allow the portfolio management team to select from a greater number of available securities, particularly when the supply of attractive U.S. securities is limited. As of April 1, 1999, the Trust may invest up to 35 percent of its total assets in U.S. dollar denominated securities of foreign issuers.

  Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting, and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S.
  corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers, and dealers than there is in the U.S., the Trust may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Trust.
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN HIGH INCOME TRUST II
 TOP TEN PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1998
Telecommunications..........  14.6%
Hotel, Motel, Inns, &
  Gaming....................  10.1%
Printing, Publishing, &
  Broadcasting..............   8.3%
Oil & Gas...................   8.1%
Health Care.................   6.7%
Grocery.....................   5.3%
Mining, Steel, Iron &
  Non-Precious Metal........   4.9%
Retail......................   4.7%
Chemical....................   4.4%
Containers, Packaging &
  Glass.....................   4.3%

  AS OF DECEMBER 31, 1997
Printing, Publishing &
  Broadcasting..............  15.4%
Oil & Gas...................  10.1%
Telecommunications..........   9.6%
Health Care.................   6.5%
Finance.....................   6.2%
Leisure.....................   5.4%
Aerospace & Defense.........   5.3%
Hotel, Motel, Inns, &
  Gaming....................   4.8%
Grocery.....................   3.9%
Utilities...................   3.6%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM DEBT SECURITIES



AS OF DECEMBER 31, 1998                                       AS OF DECEMBER 31, 1997
A to AAA                       2.7%                           A                              1.4%
BBB.....................       7.5%                           BBB.....................       6.7%
BB......................      33.3%                           BB......................      28.4%
B.......................      54.7%       [PIE CHART]         B.......................      62.7%       [PIE CHART]
CCC & Below.............       0.3%                           Non-Rated...............       0.8%
Non-Rated...............       1.5%



Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED DECEMBER 31, 1998

[BAR GRAPH]



                                                      DISTRIBUTION PER COMMON SHARE
                                                      -----------------------------

Jan 1998                                                       $0.0800
Feb 1998                                                       $0.0800
Mar 1998                                                       $0.0800
Apr 1998                                                       $0.0800
May 1998                                                       $0.0800
Jun 1998                                                       $0.0800
Jul 1998                                                       $0.0800
Aug 1998                                                       $0.0800
Sep 1998                                                       $0.0800
Oct 1998                                                       $0.0800
Nov 1998                                                       $0.0800
Dec 1998                                                       $0.0800

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
         CORPORATE BONDS  92.2%
         AEROSPACE & DEFENSE   3.6%
$1,350   Dyncorp. ......................................      9.500%   03/01/07  $  1,353,375
 1,950   Sequa Corp. ...................................      9.625    10/15/99     1,998,750
   450   Sequa Corp. ...................................      9.375    12/15/03       468,000
                                                                                 ------------
                                                                                    3,820,125
                                                                                 ------------
         AUTOMOBILE  1.3%
   300   Aetna Industries, Inc. ........................     11.875    10/01/06       315,000
   450   MCII Holdings, Inc. (a)........................  12.0/15.0    11/15/02       391,500
   400   Venture Holdings, Inc. ........................      9.750    04/01/04       394,000
   300   Venture Holdings, Inc. ........................      9.500    07/01/05       298,500
                                                                                 ------------
                                                                                    1,399,000
                                                                                 ------------
         BUILDINGS & REAL ESTATE   2.8%
 1,900   American Standard, Inc. .......................     10.875    05/15/99     1,933,250
   450   Kevco, Inc. ...................................     10.375    12/01/07       407,250
   675   Webb (Del E.) Corp. ...........................      9.375    05/01/09       659,812
                                                                                 ------------
                                                                                    3,000,312
                                                                                 ------------
         CHEMICAL  4.1%
   800   Acetex Corp....................................      9.750    10/01/03       796,000
   540   American Pacific Corp. ........................      9.250    03/01/05       554,850
 1,694   ISP Holdings, Inc. ............................      9.750    02/15/02     1,804,110
 1,500   Pioneer Americas Acquisition Corp. ............      9.250    06/15/07     1,185,000
                                                                                 ------------
                                                                                    4,339,960
                                                                                 ------------
         CONTAINERS, PACKAGING & GLASS  4.0%
 1,150   Fonda Group, Inc. .............................      9.500    03/01/07       960,250
   870   Printpack, Inc. ...............................     10.625    08/15/06       856,950
 1,100   Radnor Holdings, Inc. .........................     10.000    12/01/03     1,111,000
   950   S.D. Warren Co. ...............................     12.000    12/15/04     1,035,500
   300   Sweetheart Cup, Inc. ..........................      9.625    09/01/00       273,000
                                                                                 ------------
                                                                                    4,236,700
                                                                                 ------------
         DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.0%
 1,050   Communications & Power Industries, Inc. .......     12.000    08/01/05     1,094,625
                                                                                 ------------
         ECOLOGICAL  0.6%
   400   Envirosource, Inc. ............................      9.750    06/15/03       376,000
   200   Norcal Waste Systems, Inc. ....................     13.500    11/15/05       220,000
                                                                                 ------------
                                                                                      596,000
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
         ELECTRONICS  2.1%
$1,575   Advanced Micro Devices, Inc. ..................     11.000%   08/01/03  $  1,685,250
 1,050   DecisionOne Corp. .............................      9.750    08/01/07       504,000
                                                                                 ------------
                                                                                    2,189,250
                                                                                 ------------
         FINANCE  2.2%
 1,650   Americredit Corp...............................      9.250    02/01/04     1,600,500
 1,000   Contifinancial Corp. ..........................      8.375    08/15/03       710,000
                                                                                 ------------
                                                                                    2,310,500
                                                                                 ------------
         GROCERY  4.9%
   200   Aurora Foods, Inc. ............................      9.875    02/15/07       218,500
   850   Fleming Cos., Inc. ............................     10.500    12/01/04       807,500
   250   Fleming Cos., Inc. ............................     10.625    07/31/07       235,000
 1,050   Jitney Jungle Stores America, Inc. ............     12.000    03/01/06     1,173,375
 1,329   Pantry, Inc. ..................................     12.000    11/15/00     1,385,482
   900   Pantry, Inc. ..................................     10.250    10/15/07       943,875
   435   Shoppers Food Warehouse, Inc. .................      9.750    06/15/04       475,238
                                                                                 ------------
                                                                                    5,238,970
                                                                                 ------------
         HEALTHCARE  6.1%
 1,350   Columbia HCA Healthcare Corp. .................      6.910    06/15/05     1,323,000
   450   Fisher Scientific International, Inc. .........      7.125    12/15/05       423,000
 1,050   Fresenius Medical Care Capital Trust...........      9.000    12/01/06     1,097,250
   500   Mariner Post Acute Network, Inc. ..............      9.500    11/01/07       390,000
 1,500   Sun Healthcare Group, Inc. ....................      9.500    07/01/07     1,200,000
 1,100   Tenet Healthcare Corp. ........................      8.625    12/01/03     1,157,750
   900   Tenet Healthcare Corp. ........................      8.625    01/15/07       947,250
                                                                                 ------------
                                                                                    6,538,250
                                                                                 ------------
         HOTEL, MOTEL, INNS & GAMING  9.3%
 1,650   Argosy Gaming Co. .............................     13.250    06/01/04     1,848,000
   300   Booth Creek Ski Holdings, Inc. ................     12.500    03/15/07       298,500
   652   Boyd Gaming Corp. .............................      9.250    10/01/03       678,080
 1,070   Casino America, Inc. ..........................     12.500    08/01/03     1,187,700
   675   Casino Magic Louisiana.........................     13.000    08/15/03       764,438
   800   Coast Hotels & Casinos, Inc. ..................     13.000    12/15/02       904,000
 1,100   Grand Casinos, Inc. ...........................      9.000    10/15/04     1,232,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

 PAR
AMOUNT
(000)                      Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
         HOTEL, MOTEL, INNS & GAMING (CONTINUED)
$ 870    Hollywood Casino, Inc. ........................     12.750%   11/01/03  $    926,550
  875    Horseshoe Gaming...............................     12.750    09/30/00       934,062
1,090    Majestic Star Casino...........................     12.750    05/15/03     1,136,325
                                                                                 ------------
                                                                                    9,909,655
                                                                                 ------------
         LEISURE  2.1%
2,100    Selmer, Inc. ..................................     11.000    05/15/05     2,257,500
                                                                                 ------------
         MINING, STEEL, IRON & NON-PRECIOUS METAL  4.5%
  870    AK Steel Corp. ................................     10.750    04/01/04       906,975
  900    GS Technologies Operating, Inc. ...............     12.250    10/01/05       612,000
  870    Kaiser Aluminum & Chemical, Inc. ..............     10.875    10/15/06       887,400
  250    Renco Steel Holdings, Inc. ....................     10.875    02/01/05       220,000
2,150    WCI Steel, Inc. ...............................     10.000    12/01/04     2,144,625
                                                                                 ------------
                                                                                    4,771,000
                                                                                 ------------
         OIL & GAS  7.5%
1,200    Benton Oil & Gas, Inc. ........................     11.625    05/01/03       756,000
  870    Chesapeake Energy Corp. .......................      9.625    05/01/05       661,200
  800    Frontier Oil Corp. ............................      9.125    02/15/06       740,000
1,053    Giant Industries, Inc. ........................      9.750    11/15/03     1,042,470
1,600    Giant Industries, Inc. ........................      9.000    09/01/07     1,492,000
1,760    KCS Energy, Inc. ..............................     11.000    01/15/03     1,619,200
  500    Petroleum Heat & Power, Inc. ..................     12.250    02/01/05       490,000
  800    Pride Petroleum Services, Inc. ................      9.375    05/01/07       752,000
  700    Universal Compression, Inc. (a)................    0/9.875    02/15/08       413,000
                                                                                 ------------
                                                                                    7,965,870
                                                                                 ------------
         PAPER  0.5%
  650    Doman Industries...............................      9.250    11/15/07       484,250
                                                                                 ------------
         PERSONAL & NON-DURABLE  1.2%
1,210    Cole National Group, Inc. .....................      9.875    12/31/06     1,258,400
                                                                                 ------------
         PRINTING, PUBLISHING & BROADCASTING  7.7%
  350    CSC Holdings, Inc. ............................      8.125    08/15/09       375,375
  900    CSC Holdings, Inc. ............................     10.500    05/15/16     1,062,000
  900    Grupo Televisa, Inc. ..........................     11.875    05/15/06       900,000
  870    Helicon Group L.P. ............................     11.000    11/01/03       904,800
  850    International Cabletel, Inc. (a)...............   0/12.750    04/15/05       769,250
  400    International Cabletel, Inc. (a)...............   0/11.500    02/01/06       328,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
         PRINTING, PUBLISHING & BROADCASTING (CONTINUED)
$1,100   K-III Communications Corp. ....................     10.250%   06/01/04  $  1,166,000
   550   Northland Cable Television, Inc. ..............     10.250    11/15/07       581,625
 1,100   United International Holdings, Inc. (a)........   0/10.750    02/15/08       605,000
   550   Valassis Communications, Inc. .................      9.550    12/01/03       629,750
   800   Young Broadcasting, Inc. ......................     11.750    11/15/04       856,000
                                                                                 ------------
                                                                                    8,177,800
                                                                                 ------------
         PRODUCER MANUFACTURING  0.8%
  150    Associated Materials, Inc. ....................      9.250    03/01/08       150,750
  500    Carpenter W.R., Inc. ..........................     10.625    06/15/07       508,750
  250    Numatics, Inc. ................................      9.625    04/01/08       236,250
                                                                                 ------------
                                                                                      895,750
                                                                                 ------------
         RETAIL  4.3%
  200    Big 5 Corp. ...................................     10.875    11/15/07       203,000
  500    Community Distributors, Inc. ..................     10.250    10/15/04       475,000
  500    Hosiery Corp. of America, Inc..................     13.750    08/01/02       515,000
  900    K Mart Corp. ..................................      8.250    11/21/06       954,000
  675    Musicland Group, Inc. .........................      9.875    03/15/08       668,250
1,610    United Stationers Supply Co. ..................     12.750    05/01/05     1,795,150
                                                                                 ------------
                                                                                    4,610,400
                                                                                 ------------
         TELECOMMUNICATIONS  13.4%
  950    Capstar Broadcasting Partners..................      9.250    07/01/07       990,375
1,410    Centennial Cellular Corp. .....................      8.875    11/01/01     1,498,125
1,004    Centennial Cellular Corp. .....................     10.125    05/15/05     1,244,960
  400    Century Communications Corp. ..................          *    03/15/03       299,500
  200    Century Communications Corp. ..................      9.500    03/01/05       224,250
1,100    Century Communications Corp. ..................      8.875    01/15/07     1,219,625
  950    EZ Communications, Inc. .......................      9.750    12/01/05     1,040,250
  950    Gray Communications Systems, Inc. .............     10.625    10/01/06     1,016,500
  400    Intermedia Communications of Florida, Inc......     13.500    06/01/05       457,000
  150    Intermedia Communications, Inc. ...............      8.875    11/01/07       145,500
  940    Intermedia Communications, Inc. ...............      8.600    06/01/08       897,700
  900    McLeod USA, Inc. ..............................      9.250    07/15/07       934,875

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)
$1,100   Pegasus Communications Corp. ..................      9.625%   10/15/05  $  1,105,500
 1,000   Pinnacle Holdings, Inc. (a)....................   0/10.000    03/15/08       600,000
 2,250   Sprint Spectrum L.P. ..........................     11.000    08/15/06     2,610,000
                                                                                 ------------
                                                                                   14,284,160
                                                                                 ------------
         TEXTILES  3.0%
1,100    Dan River, Inc. ...............................     10.125    12/15/03     1,133,000
1,575    Pillowtex Corp. ...............................     10.000    11/15/06     1,689,187
  450    Scovill Fasteners, Inc. .......................     11.250    11/30/07       391,500
                                                                                 ------------
                                                                                    3,213,687
                                                                                 ------------
         TRANSPORTATION  1.6%
  930    Greyhound Lines, Inc. .........................     11.500    04/15/07     1,060,200
  675    International Shipholding Corp. ...............      9.000    07/01/03       690,188
                                                                                 ------------
                                                                                    1,750,388
                                                                                 ------------
         UTILITIES  3.6%
1,700    AES Corp. .....................................     10.250    07/15/06     1,842,375
  300    AES Corp. .....................................      8.375    08/15/07       303,000
  400    El Paso Electric Co. ..........................      8.250    02/01/03       428,000
  800    El Paso Electric Co. ..........................      8.900    02/01/06       896,000
  101    Midland Cogeneration Venture...................     10.330    07/23/02       108,349
  800    National Energy Group, Inc. (c)................     10.750    11/01/06       312,000
                                                                                 ------------
                                                                                    3,889,724
                                                                                 ------------
TOTAL CORPORATE BONDS  92.2%...................................................    98,232,276
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------


                      Description                                               Market Value
--------------------------------------------------------------------------------------------
EQUITIES  0.0%
Hosiery Corp. of America, Inc., (500 common shares) 144A Private Placement
(b)...........................................................................  $     26,250
Intermedia Communications of Florida, Inc., (400 common stock warrants) 144A
Private Placement (b).........................................................        19,833
NTL, Inc., (1,188 common stock warrants) 144A Private Placement (b)...........        14,844
Petroleum Heat & Power, Inc., (1,687 convertible preferred shares)............         1,771
Urohealth Systems, Inc., (525 common stock warrants) 144A Private Placement
  (b).........................................................................             5
                                                                                ------------
TOTAL EQUITIES................................................................        62,703
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  92.2%
  (Cost $101,965,146).........................................................    98,294,979
REPURCHASE AGREEMENT  6.2%
  State Street Bank & Trust (Collateralized by U.S. Treasury Bond, $5,405,000
  par, 6.875% coupon, due 08/15/25, dated 12/31/98, to be sold on 01/04/99 at
  $6,566,845 (Cost $6,566,000)................................................     6,566,000
                                                                                ------------
TOTAL INVESTMENTS  98.4%
  (Cost $108,531,146).........................................................   104,860,979
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...................................     1,715,637
                                                                                ------------
NET ASSETS  100.0%............................................................  $106,576,616
                                                                                ============

* Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Interest is accruing at less than the stated coupon.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $108,531,146)..........................   $104,860,979
Cash...........................................................            843
Interest Receivable............................................      2,290,807
Other..........................................................          1,852
                                                                  ------------
      Total Assets.............................................    107,154,481
                                                                  ------------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares...........        249,948
  Investment Advisory Fee......................................         68,074
  Affiliates...................................................          9,803
Accrued Expenses...............................................        156,804
Trustees' Deferred Compensation and Retirement Plans...........         93,236
                                                                  ------------
      Total Liabilities........................................        577,865
                                                                  ------------
NET ASSETS.....................................................   $106,576,616
                                                                  ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 900 outstanding with liquidation preference of
  $50,000 per share)...........................................   $ 45,000,000
                                                                  ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and outstanding)..         81,090
Paid in Surplus................................................     79,412,381
Accumulated Undistributed Net Investment Income................        165,091
Net Unrealized Depreciation....................................     (3,670,167)
Accumulated Net Realized Loss..................................    (14,411,779)
                                                                  ------------
      Net Assets Applicable to Common Shares...................     61,576,616
                                                                  ------------
NET ASSETS.....................................................   $106,576,616
                                                                  ============
NET ASSET VALUE PER COMMON SHARE ($61,576,616 divided by
  8,109,000 shares outstanding)................................   $       7.59
                                                                  ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $10,484,891
Dividends...................................................       70,930
Other.......................................................      287,192
                                                              -----------
      Total Income..........................................   10,843,013
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      831,618
Preferred Share Maintenance.................................      114,336
Trustees' Fees and Expenses.................................       18,153
Legal.......................................................       14,344
Custody.....................................................       14,253
Other.......................................................      270,233
                                                              -----------
      Total Expenses........................................    1,262,937
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,580,076
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   219,158
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,752,247
  End of the Period.........................................   (3,670,167)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,422,414)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(6,203,256)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,376,820
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                         YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 1998   DECEMBER 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  9,580,076        $  9,743,548
Net Realized Gain....................................        219,158           1,859,915
Net Unrealized Depreciation During the Period........     (6,422,414)           (407,134)
                                                        ------------        ------------
Change in Net Assets from Operations.................      3,376,820          11,196,329
                                                        ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................     (7,783,535)         (7,783,356)
  Preferred Shares...................................     (2,430,458)         (2,362,959)
                                                        ------------        ------------
Total Distributions..................................    (10,213,993)        (10,146,315)
                                                        ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................     (6,837,173)          1,050,014
NET ASSETS:
Beginning of the Period..............................    113,413,789         112,363,775
                                                        ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $165,091 and
  $1,034,584, respectively)..........................   $106,576,616        $113,413,789
                                                        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                          ---------------------------------------------
                                           1998     1997      1996     1995      1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)............................  $8.437   $ 8.307   $8.117   $7.320   $  8.982
                                          ------   -------   ------   ------   --------
  Net Investment Income.................   1.182     1.202    1.228    1.273      1.283
  Net Realized and Unrealized
    Gain/Loss...........................   (.765)     .179     .214     .806     (1.530)
                                          ------   -------   ------   ------   --------
Total from Investment Operations........    .417     1.381    1.442    2.079      (.247)
                                          ------   -------   ------   ------   --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.........    .960      .960     .960     .960      1.180
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders......................    .300      .291     .292     .322       .235
  Return of Capital Paid to Common
    Shareholders........................     -0-       -0-      -0-      -0-        -0-
                                          ------   -------   ------   ------   --------
Total Distributions.....................   1.260     1.251    1.252    1.282      1.415
                                          ------   -------   ------   ------   --------
Net Asset Value, End of the Period......  $7.594   $ 8.437   $8.307   $8.117   $  7.320
                                          ======   =======   ======   ======   ========
Market Price Per Share at End of the
  Period................................  $8.625   $9.8125   $9.375   $8.750   $  7.500
Total Investment Return at Market
  Price (b).............................  (2.73%)   15.34%   18.91%   30.33%    (12.94%)
Total Return at Net Asset Value (c).....   1.22%    13.90%   15.15%   25.19%     (5.70%)
Net Assets at End of the Period (In
  millions).............................  $106.6   $ 113.4   $112.4   $110.8     $104.4
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.........   1.92%     1.83%    1.89%    1.96%      1.97%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).....................  10.85%    10.93%   11.58%   12.09%     12.87%
Portfolio Turnover......................     65%       98%      94%     124%       125%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred Shares....   1.14%     1.10%    1.12%    1.15%      1.17%

(a) Net Asset Value at April 28, 1989 of $11.160 is adjusted for common and preferred share offering costs of $.395 per share. Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                            April 28, 1989
                                             (Commencement
Year Ended December 31,                      of Investment
----------------------------------------    Operations) to
       1993     1992     1991     1990     December 31, 1989
------------------------------------------------------------
      $7.916   $7.287   $5.884    $9.307        $10.765
      ------   ------   ------   -------        -------
       1.422    1.691    1.512     1.908          1.283
       1.021     .415    1.686    (3.410)        (1.461)
      ------   ------   ------   -------        -------
       2.443    2.106    3.198    (1.502)        (0.178)
      ------   ------   ------   -------        -------
       1.200     .975     .920     1.238           .909
        .177     .502     .543      .666           .371
         -0-      -0-      -0-      .017            -0-
      ------   ------   ------   -------        -------
       1.377    1.477    1.463     1.921          1.280
      ------   ------   ------   -------        -------
      $8.982   $7.916   $7.619    $5.884        $ 9.307
      ======   ======   ======   =======        =======
      $9.750   $9.375   $7.500    $5.250        $ 9.000
      17.01%   39.58%   62.27%   (30.57%)       (18.34%)*
      30.08%   16.92%   46.26%   (24.92%)       (15.21%)*
      $117.8   $109.2   $108.2     $94.1        $ 135.5
       1.72%    1.73%    2.73%     2.12%          1.57%
      14.41%   14.49%   13.59%    15.99%         12.91%
        140%     145%      97%       65%            31%*
       1.05%    1.02%    1.52%     1.11%            N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II, formerly known as Van Kampen American Capital High Income Trust II, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such

                               December 31, 1998
--------------------------------------------------------------------------------

securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $14,398,528 which expires between December 31, 1999 and December 31, 2003, respectively. Of this amount, $11,048,002 will expire in 1999. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At December 31, 1998, for federal income tax purposes, cost for long- and short-term investments is $108,544,396, the aggregate gross unrealized appreciation is $1,986,030 and the aggregate gross unrealized depreciation is $5,669,447, resulting in net unrealized depreciation on long- and short-term investments of $3,683,417.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $15,815 were reclassified from accumulated undistributed net investment income to capital, $4,634,610 relating to a portion of the capital loss carryforward that expired during the period was reclassified from accumulated net realized loss to capital, $431,573 relating to fee income was reclassified from accumulated undistributed net investment income to accumulated net realized gains/losses and $180,182 relating to differences associated with income were reclassified to accumulated undistributed net investment income from capital.

                               December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp Inc. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1998, the Trust recognized expenses of approximately $68,700 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $70,312,536 and $65,735,461, respectively.

4. AUCTION PREFERRED SHARES

The Trust has outstanding 900 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The rate in effect on December 31, 1998, was 5.10%. During the year ended December 31, 1998, the rates ranged from 5.10% to 5.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at a price of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen High Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust II (the "Trust"), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust II as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
February 4, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                        VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
Theodore A. Myers...................................     711        0

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                   --------------------
                                                   IN FAVOR    WITHHELD
-----------------------------------------------------------------------
Don G. Powell..................................... 6,709,080    98,237
Hugo F. Sonnenschein.............................. 6,691,515   115,802

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 6,690,657 shares voted in favor of the proposal, 49,418 shares voted against and 67,953 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.